Other commitments and contingencies, concentrations and factors that may affect future operations	12 Months Ended
Mar. 31, 2014
Other commitments and contingencies, concentrations and factors that may affect future operations

23. Other commitments and contingencies, concentrations and factors that may affect future operations:

Commitments -

Commitments outstanding at March 31, 2014 for the purchase of property, plant and equipment and other assets approximated ¥2,425 million.

Contingencies -

NIDEC has guaranteed approximately ¥60 million of bank loans for employees in connection with their housing costs at March 31, 2014. If an employee defaults on his/her loan payments, NIDEC would be liable under the guarantee. The maximum undiscounted amount of NIDEC’s obligation to make future payments in the event of defaults is approximately ¥60 million. The current carrying amount of the liabilities for NIDEC’s obligations under the guarantee is zero because it is not possible to estimate the amount of loss from employee’s defaults or range of the possible loss at this time.

NIDEC is contingently liable under bid bonds, advance payment bonds, performance bonds, warranty bonds and payment bonds, totaling ¥6,967 million as of March 31, 2014, primarily for guarantees of our performance on projects currently in execution or under warranty. No material claims have been made against guarantees, and based on our past experience and current expectations, NIDEC does not anticipate any material claims.

Concentration of risk -

NIDEC is dependent on a number of large customers for a substantial portion of NIDEC’s net sales. Sales to NIDEC’s two largest customers represented approximately 22%, 20% and 17% of consolidated net sales for the years ended March 31, 2012, 2013 and 2014, respectively. Sales to NIDEC’s largest customer were approximately 12%, 11% and 9% of consolidated net sales for the years ended March 31, 2012, 2013 and 2014, respectively. Accounts receivable are financial instruments that expose NIDEC to a concentration of credit risk. At March 31, 2013, the two largest customers with outstanding accounts receivable balances totaled ¥19,534 million, or 13% of the gross accounts receivable, compared to ¥17,706 million, or 10% of the gross accounts receivable, at March 31, 2014. If any one or group of these customer’s receivable balances should be deemed uncollectable, it would have a materially adverse effect on NIDEC’s results of operations and financial condition.

Product warranty –

NIDEC guarantees the performance of products delivered and services rendered for a certain period or term. Estimates for warranty cost are made based on historical warranty claim experience. The changes in product warranty liability for the years ended March 31, 2013 and 2014 are summarized as follows:

	Yen in millions
	March 31
	2013	2014
Balance at beginning of year	¥971	¥2,201
Addition	1,626	2,021
Utilization	(664)	(1,080)
Foreign exchange impact	268	(106)

Balance at end of year	¥2,201	¥3,036